UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 8, 2022
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ViewRay, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-37725	42-1777485
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2 Thermo Fisher Way Oakwood Village, Ohio 44146
(Address of Principal Executive Offices, Zip Code)

Registrant’s Telephone Number, Including Area Code: (440) 703-3210
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	VRAY	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 8, 2022, ViewRay, Inc. (the “Company”) entered into a Cooperation Agreement (the “Agreement”) with Hudson Executive Capital LP and certain of its affiliates (collectively, “Hudson”). As of the date of the Agreement, Hudson beneficially owned 15,752,093 shares, or approximately 8.8% of the outstanding shares of common stock of the Company, par value of $0.01 per share (the “Common Stock”), based on the number of shares of common stock outstanding on February 15, 2022.

Pursuant to the Agreement, the Company has agreed to, among other things, appoint Susan C. Schnabel to the Board of Directors of the Company (the “Board”) to serve as a Class II director with a term expiring at the Company’s 2023 annual meeting of shareholders (the “2023 Annual Meeting”) and a member of the Finance Committee of the Board. In addition, in connection with the Agreement, the Company has engaged Mr. Sai Nanduri, a Senior Investment Analyst employed by Hudson with experience in capital markets advisory services, as a consultant to assist the Board and senior management of the Company with public market advice, capital market transactions and capital allocation during the term of the Agreement.

With respect to any annual or special meeting of the Company’s shareholders during the term of the Agreement, Hudson has agreed to vote the shares of the Company’s common stock then held by it in accordance with the Board’s recommendations on director election proposals and any other proposals submitted by the Company or a shareholder, except that Hudson may vote in its discretion on Extraordinary Transactions (as defined in the Agreement).

Hudson has also agreed to certain customary standstill provisions prohibiting it from, among other things, (i) soliciting proxies, (ii) acquiring, in the aggregate, beneficial ownership of more than 14.9% of the outstanding shares of the Company’s common stock, (iii) selling securities of the Company resulting in any third party owning more than 4.9% of the outstanding shares of the Company's common stock, (iv) taking actions publicly to change or influence the Board or management, and (v) exercising certain shareholder rights.

The Agreement also includes provisions related to mutual non-disparagement obligations and expense reimbursement.

The Agreement will terminate on the earlier of (i) January 1, 2023 and (ii) the date that is thirty (30) days prior to the deadline under the Company’s bylaws for director nominations and shareholder proposals for the 2023 Annual Meeting; provided, that, if the Mr. Nanduri is appointed to the Board prior to the termination or expiration of the Agreement, then the term of the Agreement shall be extended to the date that is one day after the date of the 2023 Annual Meeting. Each of the Company and Hudson has the right to terminate the Agreement earlier if the other party commits a material breach of the Agreement and such breach is not cured within 15 days after notice or, if such breach is not curable within 15 days, the breaching party has not taken any substantive action to cure within such 15-day period.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The description of the matters included under Item 1.01 are incorporated into this Item 5.02 by reference.

Effective as of March 8, 2022, Kevin Xie, Ph.d. resigned from the Board. The Board appointed Ms. Schnabel to fill the resulting vacancy as a Class II director. Mr. Xie’s resignation from the Board did not result from a disagreement with the Company or any of its officers or other directors on any matters relating to the operations, policies or practices of the Company.

Ms. Schnabel is a founder and has served as the Co-Managing Partner of aPriori Capital Partners since 2014. Prior to forming aPriori Capital, Ms. Schnabel worked at Credit Suisse from 2000 to 2014 where she served as Managing Director in the Asset Management Division and Co-Head of DLJ Merchant Banking. Ms. Schnabel currently serves on the board of directors of Altice USA, Inc. and Kayne Anderson BDC. She served on the board of directors of Versum Materials, Inc. from 2016 through 2019 and has significant other board experience with private and public companies. Ms. Schnabel also serves on the Cornell University Board of Trustees (Investment and Finance Committees), the California Institute of Technology Investment Committee and the Board of Directors of the US Olympic & Paralympic Foundation (Finance Committee). Ms. Schnabel received a bachelor of science in chemical engineering from Cornell University and a masters of business administration from Harvard Business School.

Ms. Schnabel has been named to the Finance Committee of the Board. No arrangement or understanding exists between Ms. Schnabel and any other person pursuant to which she was selected as a director. Furthermore, there are no transactions between Ms. Schnabel or any member of her immediate family, on the one hand, and the Company or any of its subsidiaries, on the other hand, that require disclosure under Item 404(a) of Regulation S-K.

Ms. Schnabel will receive the standard director compensation that the Company provides to its non-employee directors as described in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2021.
Item 8.01 Other Events.

On March 9, 2022, the Company and Hudson jointly issued a press release announcing the Agreement and the appointment of Ms. Schnabel to the Board. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1	Cooperation Agreement dated March 8, 2022, by and between ViewRay, Inc. and Hudson Executive Capital LP, on behalf of itself and certain of its affiliates (collectively, “Hudson”)
99.1	Press Release dated March 9, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIEWRAY, INC.

Date: March 9, 2022	By:	/s/ Robert S. McCormack
Robert S. McCormack
Senior Vice President, General Counsel and Corporate Secretary